Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Supplement dated February 27, 2018 to the

Summary Prospectus

This supplement amends the Summary Prospectus of each of the above-referenced funds (each, a "Fund"), and is in addition to any other supplements.

Effective immediately:

1.	The section titled "Portfolio Managers" under the heading "The Fund Summary" is deleted in its entirety and replaced with the following:

Portfolio Manager. Jeffrey Bennett, CFA, has been a portfolio manager of the Fund since February 2018.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

February 27, 2018                                                                                             PS0000.186